LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED SEPTEMBER 11, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION,

DATED MAY 1, 2013, OF

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

The following information is added to the table in the Statement of Additional Information that appears in the section titled “Investment Professionals — Other Accounts Managed by Investment Professionals” and is as of July 31, 2013:

It is anticipated that Mr. Fulton will step down as a member of the fund’s portfolio management team effective on or about September 30, 2013 and that Anup Agarwal and Bonnie M. Wongtrakool will join the fund’s portfolio management team at that time.

As of July 31, 2013, neither Mr. Agarwal nor Ms. Wongtrakool had day-to-day management responsibilities with respect to any registered investment companies, other pooled investment vehicles or other accounts for which Western Asset provides investment advisory services.

The following information is added to the section of the Statement of Additional Information titled “Investment Professionals — Investment Professional Securities Ownership”:

As of July 31, 2013, neither Mr. Agarwal nor Ms. Wongtrakool owned any securities of the fund.

Please retain this supplement for future reference.

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